UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): July 1, 2019

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)
711 Main Street Box 810 Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	NASDAQ Global Select Market

Item 8.01. Other Events.
On July 1, 2019, German American Bancorp, Inc. (the “Company”) completed its previously announced acquisition of Citizens First Corporation (“Citizens First”) pursuant to an Agreement and Plan of Reorganization, dated February 21, 2019 (the “Merger Agreement”), among the Company, German American Bank (the “Bank”), Citizens First and Citizens First Bank, Inc. Under the terms of the Merger Agreement, Citizens First merged with and into the Company, with the Company surviving the merger (the “Merger”).
As of the effective time of the Merger, each share of outstanding Citizens First common stock (other than shares of Citizens First common stock held in the Citizens First Bank 401(k) Profit Sharing Plan (the “401(k) Plan”)) was converted into the right to receive, without interest, a cash payment of $5.80 per share and a 0.6629 share of German American Bancorp, Inc. common stock, without par value (plus cash-in-lieu of any fractional share created by the exchange rate). As record holder of shares of Citizens First common stock held in the 401(k) Plan, the plan administrator will receive a cash payment of $25.77 for each share held by the 401(k) Plan, which amount is equal to (i) the exchange ratio multiplied by the closing trading price of the Company’s common stock on June 28, 2019, plus (ii) $5.80.
Immediately following the Merger, Citizens First Bank, Inc., a Kentucky bank and a wholly-owned subsidiary of Citizens First, merged with and into the Bank, with the Bank surviving the merger and continuing its corporate existence.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
On July 1, 2019, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

2.1
Agreement and Plan of Reorganization by and among German American Bancorp, Inc., German American Bank, Citizens First Corporation and Citizens First Bank, Inc., dated as of February 21, 2019, is incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed February 22, 2019.

99.1	Press release issued by German American Bancorp, Inc., dated July 1, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
	By:	/s/ Mark A. Schroeder
Dated: July 1, 2019		Mark A. Schroeder, Chairman of the Board and Chief Executive Officer